Exhibit 99.1

N E W S R E L E A SE

For Immediate Release	One American Row PO Box 5056 Hartford CT 06102-5056 www.phoenixwm.com

Contacts:

Media Relations Alice S. Ericson, 860-403-5946 alice.ericson@phoenixwm.com	Investor Relations Naomi Baline Kleinman, 860-403-7100 pnx.ir@phoenixwm.com

The Phoenix Companies, Inc. (NYSE:PNX) Announces Completion of All 2013 SEC Periodic Reports and State Insurance Regulatory Reporting Obligations

Hartford, Conn., Sept. 12, 2014 – The Phoenix Companies, Inc. (NYSE:PNX) (“Phoenix”) today announced the completion of all parent and subsidiary SEC periodic reports relating to their 2013 audited and unaudited financial statements. In addition, Phoenix has completed all 2013 statutory reporting obligations to state insurance regulators.

“We are pleased to reach this latest milestone as we catch up with our delayed filings. We remain focused on completing our outstanding 2014 quarterly SEC filings and are committed to becoming a current SEC filer this year,” said James D. Wehr, president and chief executive officer.

Phoenix’s insurance company subsidiaries have remained current with their unaudited statutory financial statements filed with state insurance regulators. In addition, the 2013 GAAP audited financial statements for Separate Accounts that are registered as investment companies under the Investment Company Act of 1940 were completed on a timely basis.

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Phoenix and its subsidiaries completed the following previously outstanding 2013 filings:

Filing Date	Filing	Company

Aug. 6, 2014	2013 Annual Report on Form 10-K filed with the SEC	The Phoenix Companies, Inc.

Aug. 22, 2014	2013 Annual Report on Form 10-K filed with the SEC	PHL Variable Insurance Company

Sept. 8, 2014	2013 Audited Statutory Financial Statements filed with state insurance regulators	● Phoenix Life Insurance Company ● PHL Variable Insurance Company ● Phoenix Life and Annuity Company ● American Phoenix Life and Reassurance Company

Sept. 11, 2014	● First Quarter 2013 Form 10-Q filed with the SEC ● Second Quarter 2013 Form 10-Q filed with the SEC ● Third Quarter 2013 Form 10-Q filed with the SEC	The Phoenix Companies, Inc.

Sept. 12, 2014	● First Quarter 2013 Form 10-Q filed with the SEC ● Second Quarter 2013 Form 10-Q filed with the SEC ● Third Quarter 2013 Form 10-Q filed with the SEC	PHL Variable Insurance Company

In addition, the 2013 Audited GAAP Financial Statements for each of Phoenix Life Insurance Company, Phoenix Life and Annuity Company and PM Holdings, Inc. were completed on August 29, 2014.

ABOUT PHOENIX

The Phoenix Companies, Inc. (NYSE:PNX) helps financial professionals provide solutions, including income strategies and insurance protection, to families and individuals planning for or living in retirement. Founded as a life insurance company in 1851, Phoenix offers products and services designed to meet financial needs in the middle income and mass affluent markets. Its distribution subsidiary, Saybrus Partners, Inc. offers solutions-based sales support to financial professionals and represents Phoenix’s products among key distributors, including independent marketing organizations and brokerage general agencies. Phoenix is headquartered in Hartford, Connecticut, and its principal operating subsidiary, Phoenix Life Insurance Company, has its statutory home office in East Greenbush, New York. PHL Variable Insurance Company has its statutory home in Hartford, Connecticut, and files annual and other periodic reports under the Securities Exchange Act of 1934. For more information, visit www.phoenixwm.com.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These forward-looking statements include statements relating to, or representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and in accordance with the amended administrative order entered by the SEC with respect to the Company and its wholly owned subsidiary, PHL Variable Insurance Company (“PHL Variable”), and otherwise in accordance with law, the outcome of litigation and claims as well as regulatory examinations, investigations, proceedings and orders arising out of the restatement and the failure by the Company and PHL Variable to file SEC reports on a timely basis, potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators, and the Company’s ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE.   Such forward-looking statements often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions.  Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance.  Our ability to resume a timely filing schedule with respect to our SEC filings is subject to a number of contingencies, including but not limited to, whether existing systems and processes can be timely updated, supplemented or replaced, and whether additional filings may be necessary in connection with the restatement. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our other filings with the SEC.  Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations.”  You are urged to carefully consider all such factors.  We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this news release, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized.  If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this news release, such statements or disclosures will be deemed to modify or supersede such statements in this news release.

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